UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2010

Commission File Number: 1-9852

CHASE CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

26 Summer Street, Bridgewater, Massachusetts 02324

(Address of Principal Executive Offices, Including Zip Code)

(508) 279-1789

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Chase Corporation on July 1, 2010 (the “Initial Form 8-K”), to include the pro forma financial information as required in connection with the transaction reported therein.

Item 9.01 - Financial Statements and Exhibits

(b)      Pro Forma Financial Information

Chase Corporation unaudited pro forma condensed balance sheet as of May 31, 2010, and the unaudited pro forma condensed statements of operations for the nine months ended May 31, 2010 and 2009, and fiscal years ended August 31, 2009, 2008 and 2007, and the accompanying notes are filed as Exhibit 99.2.

(d)      Exhibits

Exhibit No.	Description

99.1	Press release of Chase Corporation dated July 1, 2010, announcing the completion of the sale of its Chase EMS line of business *

99.2

Chase Corporation unaudited pro forma condensed balance sheet as of May 31, 2010, and the unaudited pro forma condensed statements of operations for the nine months ended May 31, 2010 and 2009, and fiscal years ended August 31, 2009, 2008 and 2007, and the accompanying notes

* Previously filed as the same numbered exhibit to the Initial Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: July 20, 2010	By:	/s/ Kenneth L. Dumas
Kenneth L. Dumas
Chief Financial Officer and Treasurer